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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18,
2000

                    MAIN STREET BANCORP, INC.
      (Exact name of registrant as specified in its charter)

        Pennsylvania                0-16533          23-2960905
 (State or other jurisdiction     (Commission      (IRS Employer
       of incorporation)          File Number)       Ident. No.)

601 Penn Street, Reading, Pennsylvania                    19601
   (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (610)685-1400


                              N/A
(Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     The press release of the Registrant, dated January 18, 2000, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibit is filed herewith:

          99.1  Press release, dated January 18, 2000, of Main
                Street Bancorp, Inc.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MAIN STREET BANCORP, INC.

Dated:  January 24, 2000

                             /s/ Nelson R. Oswald
                             Nelson R. Oswald
                             Chairman and Chief Executive
                             Officer



EXHIBIT INDEX

Exhibit
Number     Description

 99.1      Press release, dated January 18, 2000, of
           Main Street Bancorp, Inc.